
                            DOLLAR TREE STORES, INC.
                    Condensed Consolidated Income Statements
                 For the Three Months and Year Ended December 31
                  (Amounts in thousands, except per share data)



                                                   Fourth Quarter                   Year-to-Date
                                                 2000          1999             2000           1999
                                              ------------  ------------     ------------   ------------
                                              (unaudited)    (unaudited)     (unaudited)

Net sales                                       $ 599,173     $ 506,713      $ 1,688,105    $ 1,351,820

Cost of sales                                     365,092       309,798        1,063,416        854,124
Merger-related costs(a)                                 -             -            1,100            443

Gross profit                                      234,081       196,915          623,589        497,253
                                                    39.1%         38.9%            36.9%          36.8%

Operating expenses                                113,935        87,347          375,316        290,241
                                                    19.0%         17.2%            22.2%          21.5%

Merger-related expenses(a)                              -             -            3,266            607
Depreciation/amortization                          13,084         8,576           41,971         30,809

Operating income                                  107,062       100,992          203,036        175,596
                                                    17.9%         19.9%            12.0%          13.0%

Interest expense, net                               1,634         1,730            3,551          5,686

Earnings before income taxes                      105,428        99,262          199,485        169,910
                                                    17.6%         19.6%            11.8%          12.6%

Income tax expense(b)                              40,756        38,384           77,476         63,838

Pro forma net earnings before
  extraordinary item(b)                            64,672        60,878          122,009        106,072

Loss on debt extinguishment,
 net of tax benefit of $242                             -             -              387              -

Pro forma net earnings(b)                          64,672        60,878          121,622        106,072
                                                    10.8%         12.0%             7.2%           7.8%
Pro forma net earnings available
  to common shareholders(c)                        64,672        58,935          120,209         99,045
                                                    10.8%         11.6%             7.1%           7.3%

Pro forma net earnings per
  common share:(b)
Basic                                           $    0.59     $    0.60      $      1.16    $      1.01
Weighted average number of shares                 109,128        98,748          103,972         98,435

Diluted                                         $    0.57     $    0.54      $      1.08    $      0.92
Weighted average number of shares                 113,344       108,338          111,809        107,960


(a) Merger related costs and expenses, net of taxes, were $3,134 for the full year 2000 and $792 for the full year 1999.

(b) Amounts include a pro forma adjustment for C-corporation income taxes relating to ONLY $ONE of $505 for year-to-date 1999.

(c) Amounts include accretion of the cumulative preferred stock to redemption value, accrued preferred stock dividends and amortization of the discount on preferred stock. The amounts deducted from pro forma net earnings available to common shareholders are $1,943 for the quarter ended December 31 1999, and $1,413 and $7,027 for the years ended December 31, 2000 and 1999, respectively.



                            DOLLAR TREE STORES, INC.
                      Condensed Consolidated Balance Sheets
                             (Dollars in thousands)



                                                  December 31,      December 31,
                                                      2000              1999
                                                  ------------      ------------
                                                  (unaudited)

Cash and cash equivalents                          $ 181,553        $ 181,587
Merchandise inventories                              258,687          192,838
Other current assets                                  37,661           20,681
                                                     -------          -------
  Total current assets                               477,901          395,106
                                                     -------          -------
Property and equipment, net                          211,632          157,368
Goodwill, net                                         40,376           42,394
Other assets, net                                     16,950           16,365
                                                     -------          -------
  Total assets                                     $ 746,859        $ 611,233
                                                     =======          =======


Accounts payable                                   $  75,404        $  71,750
Income taxes payable                                  23,448           29,193
Other current liabilities                             50,453           39,386
Current portion of long-term debt                     25,000           28,070
                                                     -------          -------
  Total current liabilities                          174,305          168,399
                                                     -------          -------

Long-term debt, excluding current portion             18,000           49,138
Other liabilities                                     35,896           42,287
                                                     -------          -------
  Total liabilities                                  228,201          259,824
                                                     -------          -------

Cumulative convertible preferred stock                     -           35,171
                                                     -------          -------

Shareholders' equity                                 518,658          316,238
                                                     -------          -------
Total liabilities and
 shareholders' equity                              $ 746,859        $ 611,233
                                                     =======          =======

STORE DATA:
Number of stores open at
  end of period                                        1,729            1,507
Total gross square footage
  (in thousands)                                       9,832            7,638



                            DOLLAR TREE STORES, INC.
                 Condensed Consolidated Statements of Cash Flows
                             (Amounts in thousands)



                                                                   Year ended       Year ended
                                                                  December 31,     December 31,
                                                                      2000             1999
                                                                  ------------     ------------
                                                                  (unaudited)

Cash flows from operating activities:
  Net income                                                        $ 121,622        $ 106,577
                                                                      -------          -------
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization                                      41,971           30,809
    Other non-cash adjustments                                         (1,856)           3,943
    Changes in working capital                                        (54,085)         (12,774)
                                                                      -------          -------
      Total adjustments                                               (13,970)          21,978
                                                                      -------          -------
        Net cash provided by operating activities                     107,652          128,555
                                                                      -------          -------

Cash flows from investing activities:
  Acquisition, net of cash acquired                                         -             (320)
  Capital expenditures                                                (95,038)         (55,013)
  Proceeds from sale of property and equipment                            271              172
                                                                      -------          -------
        Net cash used in investing activities                         (94,767)         (55,161)
                                                                      -------          -------

Cash flows from financing activities:
  Distributions paid                                                        -          (60,934)
  Net change in long-term debt                                        (34,208)          23,034
  Net change in capital lease obligations                              (3,274)          20,454
  Proceeds from issuance of preferred stock and common
    stock put warrants                                                      -           32,156
  Proceeds from stock issued pursuant to stock-based
    compensation plans                                                 24,563            8,769
                                                                      -------          -------
        Net cash provided by (used in) financing activities           (12,919)          23,479
                                                                      -------          -------

Net increase (decrease) in cash and cash equivalents                      (34)          96,873
Cash and cash equivalents at beginning of period                      181,587           84,714
                                                                      -------          -------
Cash and cash equivalents at end of period                          $ 181,553        $ 181,587
                                                                      =======          =======
